UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:

|X|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-12

                          GALES INDUSTRIES INCORPORATED
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:

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

                          GALES INDUSTRIES INCORPORATED
                            1479 North Clinton Avenue
                           Bay Shore, New York 111706

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on June 12, 2007

                                                                    May 22, 2007

Dear Stockholder,

      You are invited to attend the 2007 Annual Meeting of stockholders to be held at 10:00 AM on June 12, 2007, at the offices of Eaton & Van Winkle LLP, 3 Park Avenue, 16th floor, New York, New York 10016.

      The Annual Meeting will include a report on our business operations, discussion and voting on the matters set forth in the accompanying notice of Annual Meeting and proxy statement, and discussion and voting on any other business matters properly brought before the meeting.

      Whether or not you plan to attend, you can be sure your shares are represented at the meeting by completing, signing, dating and returning your proxy form in the enclosed envelope.

      Thank you for your continued support.

Cordially,


James A. Brown
Chairman

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

                          GALES INDUSTRIES INCORPORATED
                            1479 North Clinton Avenue
                           Bay Shore, New York 111706

                  NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

      NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Gales Industries Incorporated (the "Company") will be held at the offices Eaton & Van Winkle LLP, 3 Park Avenue, 16th floor, New York, New York 10016, on June 12, 2007 at 10:00 AM, New York time, for the following purposes, all as more fully described in the attached Proxy Statement:

      (a) the election of seven (7) directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified;

      (b) the ratification of the selection by the Audit Committee of our Board of Directors of Golub Goldstein & Kessler LLP as the independent registered public accounting firm for the year ending December 31, 2007;

      (c) amend the certificate of incorporation to change our corporate name to AIM Industries, Inc.;

      (d) adjourn the Annual Meeting to solicit additional proxies in the event there are insufficient votes to approve any of the foregoing Proposals; and

      (e) such other business as may properly come before the Annual Meeting or any adjournment thereof

      You are cordially invited to attend the meeting in person. You are requested to date, sign and return the accompanying form of proxy in the envelope enclosed for that purpose (to which no postage need be affixed if mailed in the United States) whether or not you expect to attend the meeting in person. The proxy is revocable by you at any time prior to its exercise and will not affect your right to vote in person in the event you attend the meeting or any adjournment thereof. The prompt return of the proxy will be of assistance in preparing for the meeting and your cooperation in this respect will be appreciated.

      A copy of our Annual Report for the year ended December 31, 2006 is enclosed.

BY ORDER OF THE BOARD OF DIRECTORS

Stephen M. Nagler
Secretary

Bay Shore, New York
May 22, 2007

                          GALES INDUSTRIES INCORPORATED
                            1479 North Clinton Avenue
                           Bay Shore, New York 111706

             PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 12, 2007

      This proxy statement and the accompanying proxy are being furnished in connection with the solicitation of proxies by our Board of Directors for use in voting at the 2007 Annual Meeting of Stockholders to be held at the offices of Eaton & Van Winkle LLP, and any adjournments thereof. Distribution to stockholders of this proxy statement and a proxy form is scheduled to begin on or about May 22, 2007 to each stockholder of record at the close of business on May 17, 2007.

      Your vote is important. Whether or not you plan to attend the Annual Meeting, please take the time to vote your shares of common stock or preferred stock as soon as possible. You can ensure that your shares are voted at the meeting by completing, signing, dating and returning the enclosed proxy card in the envelope provided. Submitting your proxy will not affect your right to attend the meeting and vote. A stockholder who gives a proxy may revoke it at any time before it is exercised by voting in person at the Annual Meeting, by delivering a subsequent proxy or by notifying the inspector of election in writing of such revocation.

           INFORMATION ABOUT THE 2007 ANNUAL MEETING AND PROXY VOTING

What Matters are to be Voted on at the Annual Meeting?

      We intend to present the following proposals for stockholder consideration and voting at the Annual Meeting:
      (1) the election of seven (7) directors to serve for until the next annual meeting of stockholders and until their respective successors are elected and qualified;
      (2) the ratification of the selection by the Audit Committee of our Board of Directors of Golub Goldstein & Kessler LLP as the independent registered public accounting firm for the year ending December 31, 2007;
      (3) amend our certificate of incorporation to change our corporate name to Air Industries Group, Inc.;
      (4) adjourn the Annual Meeting to solicit additional proxies in the event there are insufficient votes to approve any of the foregoing Proposals; and
      (5) such other business as may properly come before the Annual Meeting or any adjournment thereof.

What is the Board's Recommendation?

      The Board of Directors recommends votes FOR items 1, 2, 3 and 4 on your proxy card.

Will Any Other Matters be Presented for a Vote at the Annual Meeting?

      The Board of Directors did not receive any notice prior to the deadline for submission of additional business that any other matters might be presented for a vote at the Annual Meeting. However, if another matter were to be properly presented, the proxies would use their own judgment in deciding whether to vote for or against it.

Who is Entitled to Vote?

      Our voting securities consist of our series B convertible preferred stock and our common stock. All stockholders of record of our series B convertible preferred stock or common stock at the close of business on May 17, 2007 are entitled to vote at the Annual Meeting. Holders of our series B convertible preferred stock and holders of our common stock on that date will vote together as a single class on all of the matters described above. Each share of common stock will be entitled to one vote and each share of series B convertible preferred stock will be entitled to 27 votes, representing that number of votes that the holder would have if that share had been converted into common stock on May 17, 2007.

      As of the close of business on May 17, 2007, we had outstanding 59,380,036 shares of common stock and 802,300 shares of series B convertible preferred stock. The total number of votes that may be cast at the Annual Meeting is 81,042,136, representing the total number of shares of common stock that we would have outstanding on that date if all of those shares of series B convertible preferred stock had been converted into common stock on that date

      If you are the beneficial owner, but not the record owner, of our series B convertible preferred stock or common stock, you will receive instructions about voting from the bank, broker or other nominee that is the stockholder of record of your shares. Contact your bank, broker or other nominee directly if you have questions.

Who can Attend the Annual Meeting?

      Only stockholders of record of our common stock or series B convertible preferred stock, or their duly appointed proxies, are entitled to attend the Annual Meeting. If you are a stockholder of record and wish to attend the Annual Meeting, please so indicate on the proxy card.

      If a bank, broker or other nominee is the record owner of your shares, you will need to have proof that you are the beneficial owner to be admitted to the Annual Meeting. A recent statement or letter from your bank or broker confirming your ownership, or presentation of a valid proxy from a bank, broker or other nominee that is the record owner of your shares, would be acceptable proof of your beneficial ownership.

How do I Vote my Shares?

      o Stockholders of record may grant a proxy with respect to their shares by mail

      o     Voting instructions appear on your proxy card.

      o If you are a stockholder of record or a duly appointed proxy of a stockholder of record, you may attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other nominee, and you wish to attend the Annual Meeting to vote in person, you will have to contact your bank, broker or other nominee to obtain its proxy. Bring that document with you to the meeting.

      o Proxies submitted by mail or on the Internet will be voted in the manner you indicate by the individuals named on the proxy. If you do not specify how your shares are to be voted, the proxies will vote your shares FOR Proposals 1, 2, 3 and 4.

May I Change or Revoke my Proxy After it is Submitted?

      Yes, you may change or revoke your proxy at any time before the Annual Meeting by:

      o     returning a later-dated proxy card;

      o     subsequently granting a proxy on the Internet;

      o     attending the Annual Meeting and voting in person; or

      o sending your written notice of revocation to Stephen M. Nagler, our Secretary.

      Your changed proxy or revocation must be received before the polls close for voting.

What is a "Quorum?"

      In order for business to be conducted at the Annual Meeting, a quorum must be present. A quorum will be present if stockholders of record holding a majority in voting power of the outstanding shares of our series B convertible preferred stock and common stock entitled to vote at the Annual Meeting are present in person or are represented by proxies.

What Vote is Necessary to Pass the Items of Business at the Annual Meeting?

      Holders of our common stock will vote as a single class and will be entitled to one vote per share with respect to each matter to be presented at the Annual Meeting. The seven (7) nominees for director receiving a plurality of the votes cast by holders of our series B convertible preferred stock and common stock, at the Annual Meeting in person or by proxy, shall be elected to our Board. The favorable vote of a majority of our outstanding shares entitled to vote at the Annual Meeting, in person or by proxy, is required to approve the proposal to change our corporate name. The holders of a majority of shares voted at the Annual Meeting, in person or by proxy, is required for approval of all the remaining matters.

How are Abstentions and Broker Non-Votes Counted?

      Abstentions and broker non-votes will be counted to determine whether a quorum is present. However, if a stockholder abstains from voting as to a particular matter, those shares will not be counted as voting for or against that matter. If a broker or other record holder of shares returns a proxy card indicating that it does not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will not be counted as voting for or against that matter. Accordingly, abstentions and broker non-votes will have no effect on the outcome of a vote.

What is the Deadline for Submission of Stockholder Proposals for the 2008 Annual Meeting?

Proposals that our stockholders may wish to include in our proxy statement and form of proxy for presentation at our 2008 annual meeting of stockholders must be received by or delivered to us at our executive offices, 1479 North Clinton Avenue, Bay Shore, New York 111706 Attention: Secretary, no later than January 23, 2008. Any stockholder proposal must be made in accordance with the rules and regulations of the Securities and Exchange Commission and must constitute a proper matter for stockholder action.

Where can I Find the Voting Results of the Annual Meeting?

      The preliminary voting results will be announced at the Annual Meeting. The final results will be published in our quarterly report on Form 10-QSB for the quarter ending June 30, 2007.

May I Request Electronic Delivery of My Proxy Statement and Annual Report?

      This Proxy Statement and our Annual Report on Form 10-KSB may be viewed online at the website maintained by the SEC for reporting companies at www.sec.gov. Should you choose to receive your proxy materials electronically, your choice will remain in effect until you notify us that you wish to resume mail delivery of these documents. To request electronic delivery, please contact our Secretary using the information provided under "How do I communicate directly with Gales Industries Incorporated?'' below.

      If you hold your shares of stock through a bank, broker or other holder of record, refer to the information provided by that entity for instructions on how to elect this option.

How can I Get a Copy of Gales Industries Annual Report on Form 10-KSB?

      To obtain without charge a copy of Gales Industries Annual Report on Form 10-KSB for the year ended December 31, 2006, address your request to our executive offices, 1479 North Clinton Avenue, Bay Shore, New York 111706
Attention: Secretary. The annual report on Form 10-KSB also may be accessed at the website maintained by the SEC at www.sec.gov.

INFORMATION ABOUT COMMUNICATIONS WITH US AND OUR BOARD OF DIRECTORS

How may I Communicate Directly with the Board of Directors?

      The Board provides a process for stockholders to send communications to the Board. You may communicate with the Board, individually or as a group, as follows:

BY MAIL: to our Board of Directors at our executive offices, 1479 North Clinton Avenue, Bay Shore, New York 111706, Attn: Secretary
BY TELEPHONE: at 1-631-968-5000.

      You should identify your communication as being from a stockholder. The Secretary may require reasonable evidence that your communication or other submission is made by a stockholder before transmitting your communication to the Board.

How may I Communicate Directly with the Non-Employee Directors?

      You may communicate with the non-employee directors of the Board, individually or as a group, by any of the means set forth above or by writing to:

Non-Employee Directors of the Board of Directors, at our executive offices, 1479 North Clinton Avenue, Bay Shore, New York 111706 Attention: Secretary.

How do I Communicate Directly with the Company?

      You may communicate with us by writing to: our Secretary or Investor Relations at our executive offices, 1479 North Clinton Avenue, Bay Shore, New York 111706.

Who will pay the expenses related to the Annual Meeting?

      We are responsible for, and will pay, all expenses that we incur in connection with the Annual Meeting, including the costs associated with the preparation, printing and mailing of this proxy statement and the solicitation of proxies.

                                   PROPOSAL 1:

                              ELECTION OF DIRECTORS

      At the Annual Meeting, the seven (7) nominees named below are to be elected as directors to hold office until the 2008 Annual Meeting and until their successors have been elected and have qualified. Six of the nominees have been members of our Board since November 30, 2005.

      All of the nominees named below have been nominated by our Board to be elected by our stockholders. We are not aware of any reason why any nominee would be unable to serve as a director. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of any other person that our Board may nominate.

                THE BOARD OF DIRECTORS RECOMMENDS THAT HOLDERS OF
                 OUR VOTING SECURITIES VOTE FOR THE ELECTION OF
                         EACH OF THE FOLLOWING NOMINEES:

James A. Brown, age 54, became our Chairman on March 17, 2007, following his appointment as Co-Chairman on February 13, 2007. Mr. Brown was Chief Executive Officer and Secretary of our predecessor, Ashlin Development Corporation, from September 2004 to November 30, 2005 and was Ashlin's Chairman of the Board from May 2003 to November 30, 2005. Ashlin filed for bankruptcy protection while Mr. Brown was its Chairman and CEO. Mr. Brown currently serves in a Board or advisory capacity with other firms, including Preferred Commerce, a privately held, seven year old technology solutions provider headquartered in West Palm Beach. Mr. Brown also advises a development stage Florida- based firm focused on bringing scientific breakthroughs in the acoustic arena to the consumer market. Mr. Brown has served as a private equity manager, targeting undervalued opportunities in both the public and private arenas. He has also served as a work-out specialist for firms at the behest of creditors, management, and investors. Mr. Brown has advised more than thirty firms on matters including strategy, corporate finance and business process.

Louis Giusto, age 64, has been our Vice Chairman, Chief Financial Officer and Treasurer since November 30, 2005. Mr. Giusto has over 30 years of financial control experience with foreign and domestic banks, non-bank financial service entities and consumer product companies. From 2003 to November 2005 Mr. Giusto acted as an independent consultant to a number of private businesses. From 2000 to 2003, Mr. Giusto was an Account Manager for a public accounting firm and the SVP Finance and Operations of Credit2B.com a web-based internet company. Before joining C2B, Mr. Giusto served for fourteen years in various positions with Fleet Bank and, prior to its acquisition by Fleet Bank, NatWest PLC, London. During his tenure at NatWest, Mr. Giusto served as Senior Financial Officer and Treasurer of NatWest Commercial Services, Inc. (a billion dollar wholly owned subsidiary of NatWest PLC, London) and a Credit Administrator (Risk Manager) with Fleet Bank. Mr. Giusto serves as a director of Long Island Consultation Center, a not-for-profit psychiatric care facility. Mr. Giusto graduated from New York University with a BS in Economics and Accounting and from Long Island University (with Distinction) with an MBA in Finance.

Peter Rettaliata, age 56, has been our President and Chief Executive Officer since November 30, 2005. He also has been the President of our wholly-owned subsidiary, Air Industries Machining Corp., referred to as AIM, since 1994. Prior to his involvement at AIM, Mr. Rettaliata was employed by Grumman Aerospace Corporation for twenty-two years. Professionally, Mr. Rettaliata is the Chairman of "ADAPT", an organization of regional aerospace companies, a past member of the Board of Governors of the Aerospace Industries Association, and a member of the Executive Committee of the AIA Supplier Council. He is a graduate of Niagara University where he received a B.A. in History and the Harvard Business School where he completed the PMD Program.

Dario Peragallo, age 42, has been our Executive Vice President since November 30, 2005 and is also Executive Vice President of Manufacturing for AIM. Mr. Peragallo has been associated with AIM for over 25 years. He became AIM's Director of Manufacturing in 2000. In addition, he has helped develop and maintain AIM's current business systems. Mr. Peragallo has been the company "Lean Advocate" since the inception of the program at AIM to decrease its inventory and increase productivity. Mr. Peragallo became Executive Vice President with overall responsibility for engineering, manufacturing and customer-critical technical matters in 2003. He has been an active member of Diversity Business since 2000, which is an organization specializing in the promotion of small and minority owned businesses. He is a graduate of SUNY Farmingdale where he received a B.A. in Manufacturing Engineering. Mr. Peragallo oversees all engineering and production matters relating to AIM.

Seymour G. Siegel, age 64, has been a principal in the Business Consulting Group of Rothstein, Kass & Company, P.C., a national firm of accountants and consultants since April 2000. He specializes in providing strategic advice to business owners including mergers acquisitions; succession planning; capital introductions and long range planning. In 1974, Mr. Siegel founded, and from 1974 to 1990 was managing partner of, Siegel Rich and Co, P.C., CPAs. In 1990, Siegel Rich merged into Weiser LLP, then known as M.R.Weiser & Co., LLC, a large regional firm where he had been a senior partner. In 1995, Mr. Siegel founded another firm called Siegel Rich, which became a division of Rothstein, Kass in April 2000. Mr. Siegel has been a director, trustee and officer of numerous businesses, philanthropic and civic organizations. He serves as a director and audit committee chairman of Hauppauge Digital Inc. and Emerging Vision Incorporated and has served in a similar capacity at Oak Hall Capital Fund, Prime Motor Inns Limited Partnership, Noise Cancellation Technologies and Barpoint.com and serves as the chairman of the audit committee and as a member of the compensation committee for Global Aircraft Solutions Incorporated. Mr. Siegel is the Chairman of the Audit Committee of the Board.

General Ira A. Hunt, Jr.(USA, Ret), age 81, graduated from the United States Military Academy in 1945 and subsequently served thirty-three years in various command and staff positions in the U.S. Army, retiring from active military service as a Major General in 1978. His last military assignment was as Director of the Office of Battlefield Systems Integration. Subsequently, General Hunt was president of Pacific Architects and Engineers in Los Angeles and Vice President of Frank E. Basil, Inc. in Washington, D.C. Since 1990, General Hunt has been a director of SafeNet Inc. (Nasdaq: SFNT), an information security technology company. He is a Freeman Scholar of the American Society of Civil Engineers and has a M.S. in Civil Engineering from the Massachusetts Institute of Technology, a M.B.A. from the University of Detroit; a Doctor of the University Degree from the University of Grenoble, France and a Doctor of Business Administration Degree from the George Washington University. General Hunt is Chairman of the Compensation Committee of our Board and is a member of the Audit Committee.

David J. Buonanno, age 51, is a consultant to Dresser-Rand Corporation as well as other companies in the aerospace and defense industries. Mr. Buonanno has extensive experience in manufacturing, supply management and operations. He was employed by Sikorsky Aircraft, Inc., a subsidiary of United Technologies Corporation, as Vice President, Supply Management (from January 1997 to July
2006) and as Director, Systems Subcontracts (from November 1992 to January
1997). From May 1987 to November 1992, he was employed by General Electric Company and GE Astro Space, serving as Operations Manager for GE in 1992 and Manager, Program Materials Management of GE Astro Space from December 1989 to January 1992. From June 1977 to May 1987, he was employed by RCA and affiliated companies, including RCA Astro Space. Mr. Buonanno attended Lehigh University College of Electrical Engineering and holds a B.S. in Business Administration from Rutgers University. He completed the Program for Management Development at Harvard Business School in 1996.

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS,
                    BOARD COMMITTEES AND CORPORATE GOVERNANCE

Board Composition

      Our Board of Directors consists of seven (7) directors. Our Board has determined that James A. Brown, Seymour G. Siegel and General Ira A. Hunt, Jr. (USA Ret) are "independent directors" under the rules and regulations of the SEC. Our Board held five meetings in 2006.

Committees of the Board

      Our Board of Directors has established an Audit Committee and a Compensation Committee.

      During 2006, each of the members of our Board of Directors attended at least 75% of the total meetings of the Board and committees on which he served.

      Audit Committee. Our Audit Committee is responsible for preparing reports, statements and charters required by the federal securities laws, as well as:

      o overseeing and monitoring the integrity of our consolidated financial statements, our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters, and our internal accounting and financial controls;

      o preparing the report that SEC rules require be included in our annual proxy statement;

      o overseeing and monitoring our independent registered public accounting firm's qualifications, independence and performance;

      o providing the Board with the results of our monitoring and recommendations; and

      o providing to the Board additional information and materials as it deems necessary to make the Board aware of significant financial matters that require the attention of the Board.

      Mr. Siegel and General Hunt are members of the Audit Committee, each of whom is a non-employee member of the Board of Directors. Mr. Siegel serves as Chairman of the Audit Committee and also qualifies as an "audit committee financial expert," as that term is defined under the SEC rules implementing
Section 407 of the Sarbanes-Oxley Act. The Board has determined that each member of our Audit Committee meets the current independence and financial literacy requirements under the Sarbanes-Oxley Act and SEC rules and regulations. Our Audit Committee met four times in 2006. You may obtain a copy of the charter of the Audit Committee upon written request to our corporate secretary.

      Compensation Committee. Our Compensation Committee is composed of General Hunt (Chairman), and Messrs. Siegel and Brown, each of whom is a non-employee member of our Board of Directors. Our Compensation Committee met once in 2006. The Compensation Committee is responsible for, among other things:

      o reviewing and approving for the chief executive officer and other executive officers (a) the annual base salary, (b) the annual incentive bonus, including the specific goals and amount, (c) equity compensation, (d) employment agreements, severance arrangements and change in control arrangements, and (e) any other benefits, compensations, compensation policies or arrangements;

      o reviewing and making recommendations to the Board regarding the compensation policy for such other officers as directed by the Board;

      o preparing a report to be included in our annual proxy statement, if required under applicable rules of the SEC and any exchange or automated quotation service that lists our securities, or through whose facilities our securities are traded, that describes: (a) the criteria on which compensation paid to the chief executive officer for the last completed fiscal year is based; (b) the relationship of such compensation to our performance; and (c) the committee's executive compensation policies applicable to executive officers; and

      o acting as administrator of our current benefit plans and making recommendations to the Board with respect to amendments to the plans, changes in the number of shares reserved for issuance thereunder and regarding other benefit plans proposed for adoption.

      The information contained in this proxy statement with respect to the charter of our Audit Committee and Compensation Committee, and the independence of the non-management members of our Board of Directors shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall the information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference in a filing.

Code of Ethics

      We have adopted a written code of ethics that applies to our principal executive officer, senior financial officers and persons performing similar functions. Upon written request to our corporate secretary, we will provide you with a copy of our code of ethics, without cost.

Director Compensation

      For services rendered from the commencement of their terms through our next annual meeting of stockholders, each of the then non-management directors (Mr..Brown, General Hunt, Mr. Siegel and Mr. Nagler) was granted an option to purchase 100,000 shares of the our common stock. These options vest in equal increments on March 1 of each of 2007, 2008 and 2009 and are exercisable at a price of $0.27 per share for a period of seven years from the date of grant.

      For their services, we will pay each non-management director a base fee of $18,000 per year and $1,500 for each Board meeting attended. In addition, we will pay the Chairman of the Audit Committee $12,000 for serving in that capacity, members of the Audit Committee $1,000 for each meeting attended, and the Chairman of each of the Compensation Committee $6,000 for serving in that capacity. Beginning in December 2006 and continuing into 2007, we paid Mr. Rounsevelle W. Schaum fees for certain per diem services to our company that are included in the table below. Our Board accepted the resignation of Mr. Schaum effective as of April 13, 2007.

      The following table sets forth information concerning the compensation we paid to our directors during the fiscal year ended December 31, 2006.

------------------------------------------------------------------------------------------------------------------------------------
                                                  DIRECTOR COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Non-Qualified
                              Fees           Stock       Option         Non-Equity        Deferred          All Other
Name                        Earned or        Awards      Awards       Incentive Plan    Compensation       Compensation   Total ($)
                             Paid in          ($)         ($)          Compensation       Earnings ($)         ($)
                             Cash ($)                                      ($)
(a)                            (b)            (c)         (d)              (e)               (f)               (g)           (j)
------------------------------------------------------------------------------------------------------------------------------------
Michael A. Gales (1)
James A. Brown                15,831            --         --               --                --                --         15,831
Louis A. Giusto                   --            --         --               --                --                --             --
Peter D. Rettaliata               --            --         --               --                --                --             --
Dario A. Peragallo                --            --         --               --                --                --             --
Stephen M. Nagler (2)         15,831            --         --               --                --                --         15,831
Seymour G. Siegel             24,231                                                                                       24,231
Rounsevelle W
  Schaum (3)                  26,498(1)         --         --               --                --                --         26,498(1)
M.Gen. Ira A Hunt, Jr
  (USA Ret.)                  15,831            --         --               --                --                --         15,831
----------

----------

(1)   Mr. Gales resigned as a member of the Board on March 16, 2007.
(2) Mr. Nagler is not standing for re-election to the Board, and his term as a director will end, at the Annual Meeting.
(2) Our Board accepted the resignation of Mr. Schaum effective as of April 13, 2007.

                               SECURITY OWNERSHIP

      The following table sets forth information known to us regarding beneficial ownership of our series B convertible preferred stock and our common stock as of May 17, 2007 by (i) each person known by us to own beneficially more than 5% of the outstanding shares of each of those classes, (ii) each of our directors, nominees for director, and executive officers, and (iii) all of our officers and directors as a group. Except as otherwise indicated, we believe, based on information provided by each of the individuals named in the table below, that such individuals have sole investment and voting power with respect to such shares, subject to community property laws, where applicable.

      As of May 17, 2007, we had outstanding 802,300 shares of our series B convertible preferred stock and 59,380,036 shares of our common stock, without giving any effect to the 11,284,894 additional shares of common stock that we may issue upon exercise of outstanding options and warrants exercisable at a range of prices from $.22 to $.55 per share. Each share of series B convertible perferred stock is convertible into 27 whole shares of our common stock.

Name                                                Number of Shares                                   Percent of Class
----                                           Series B Preferred  Common*                   Series B Preferred  Common*
                                               ------------------  -------                   ------------------  -------
Owner of More than 5% of Class
Michael A. Gales                                    --             5,326,219 (1)                    --            8.78%
333 East 66th Street
New York, NY 10022

Hillson Partners LP(2)                         112,500             3,037,500                      14.02%          4.87%
110 N. Washington Street, Suite 401
Rockville, MD 20850

Directors and Executive Officers
Louis A. Giusto                                     --             3,884,538 (3)                    --            6.49%
Peter Rettaliata                                    --             1,468,139 (4)                    --            2.46%
Dario Peragallo                                     --             1,468,139 (5)                    --            2.46%
Seymour G. Siegel                                   --               133,333 (6)                    --              **
Ira A. Hunt, Jr                                     --               842,430 (6)(7)                 --            1.42%
Stephen Nagler                                      --               178,788 (7)(8)                 --              **
James A. Brown                                      --               709,601 (7)                    --            1.19%

Nominee
David J. Buonanno                                   --                    --                        --              --

 All Directors and officers as a group,             --             8,684,968 (3)(4)(5)(6)(8)        --           14.60%
 a group (7 persons)

* Assumes the conversion of the shares of series B convertible preferred stock owned by the stockholder listed in the table, but not by any other holder.
** Less than 1%

      (1) Includes 1,250,000 shares we may issue to Mr. Gales upon exercise of options granted under his employment agreement that pursuant to his separation agreement are exercisable until March 16, 2008.

      (2) The general partner of Hillson Partners LP is _____, who has the sole power to vote and dispose of the shares.

      (3) Includes 480,000 shares we may issue to Mr. Giusto upon exercise of the vested portion of the 1,200,000 options granted to him under his employment agreement.

      (4) Includes 300,000 shares we may issue to Mr. Rettaliata upon exercise of the vested portion of the 1,200,000 options granted to him under his employment agreement.

      (5) Includes 300,000 shares we may issue to Mr. Peragallo upon exercise of vested portion of the 1,200,000 options granted to him under his employment agreement.

      (6) Includes 45,455 shares we may issue to Mr. Nagler upon exercise of warrants. Does not include 150,000 shares held by Eaton & Van Winkle LLP, a law firm of which Mr. Nagler is a partner.

      (7) Includes, in each case, 33,333 shares we may issue to Messrs. Brown, Hunt, Nagler and Siegel upon exercise of the vested portion of the 100,000 options granted to each of them on February 13, 2007.

      (8) Includes 709,097 shares owned by Mr. Hunt's spouse.

                     Compensation of Our Executive Officers

      The following table shows compensation which we (including AIM) awarded or paid to, or which was earned from us, in all capacities for fiscal years ended December 31, 2006 and 2005, by (i) each individual who served as our chief executive officer for all, or a portion of, 2006 and (ii) each other individual who served as an executive officer of our company (including AIM) and received total compensation in excess of $100,000 for our 2006.

      o Michael A. Gales, our former Executive Chairman, who resigned all of his positions with us as of March 16, 2007;
      o Louis A. Giusto, our Vice Chairman, Chief Financial Officer and Treasurer since November 30, 2005;
      o Peter D. Rettaliata, our Chief Executive Officer and President since November 30, 2005 and an officer of AIM;
      o Dario A. Peragallo, our Executive Vice President since November 30, 2005 and an officer of AIM;

                           Summary Compensation Table

Name              Year     Salary  Bonus    Stock       Option      Non-Equity          Change in          All Other        Total
and               ($)       ($)             Awards      Awards     Incentive Plan     Pension Value      Compensation        ($)
Principal                          ($)       ($)          ($)       Compensation           and
Position                                                                 ($)           Nonqualified
                                                                                        Deferred
                                                                                       Compensation
                                                                                         Earnings
                                                                                           ($)
(a)               (b)       (c)    (d)       (e)          (f)            (g)               (h)                (i)            (j)
------------------------------------------------------------------------------------------------------------------------------------
Michael          2006     $250,000             --       52,888(1)        --                                15,938(2)      $318,826
A.Gales,         2005     $ 21,233(1)          --       38,384(1)        --                 --                --            59,617
Executive
Chairman

Louis A          2006     $230,000             --       50,772(1)        --                                14,768(2)       295,540
Giusto,          2005     $ 19,534(2)          --       36,850(1)                           --                --            56,384
Vice
Chairman,
Chief
Financial
Officer and
Treasurer

Peter D          2006     $230,000             --       31,733(1)        --                 --                --           261,733
Rettaliatta,     2005     $241,510             --       23,031(1)        --                 --                --           265,541
CEO

Dario A.         2006     $230,000             --       31,773(1)        --                 --                --           261,733
Peragallo        2005     $242,344             --       23,031(1)        --                 --                --           265,375
Executive
VP

----------
      (1) Consists of stock options to purchase shares of common stock, the vesting schedule and other terms of which are set forth in the footnotes to the table below under the caption "Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values".
      (2) Consists of automobile leasing, maintenance, parking and insurance.

      Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information as of December 31, 2006, concerning outstanding equity awards granted to the individuals listed in the Summary Compensation Table. We did not grant options, or make stock awards, to any of our executive officers in 2006.

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

                                     Option Awards                                                     Stock Awards*
                                     -------------                                                     -------------

                                   Equity Incentive                                                  Equity Incentive
                                     Plan Awards:                                                       Plan Awards:
                              Number            Number of Securities                                              Unearned Shares,
                           of Securities            Underlying                          Shares or Units of         Units or Other
                            Underlying             Unexercised                            Stock that have         Rights that have
                         Unexercised Options     Unearned Options   Exercise  Expiration     Not Vested               Not Vested
                                                                                             ----------               ----------
Name                Exercisable    Unexercisable       (#)           Price       Date     Number  Market Value  Number  Market Value
                    -----------    -------------  --------------     -----       ----     ------  ------------  ------  ------------
 (a)                      (b)           (c)            (d)            (e)        (f)       (g)       (h)         (i)      (j)
Michael A. Gales (1)     500,000       750,000           -            (1)     03/16/2008    -       -       -
Louis A. Giusto (2)      480,000       720,000           -            (2)     11/30/2015    -       -       -
Peter D. Rettaliata (3)  300,000       900,000           -            (3)     11/30/2015    -       -       -
Dario A. Peragallo (3)   300,000       900,000           -            (3)     11/30/2015    -       -       -

----------
* On December 29, 2006, the last trading day of 2006, the last sale price of a share of our common stock was $0.25.

      (1) Represents options granted to Mr. Gales pursuant to his employment agreement. One fifth of these options vested as of November 30, 2005 at an exercise price of $0.22 per share and another 250,000 vested on September 15, 2006 at an exercise price of $0.428 per share. Mr. Gales terminated his employment with us and his employment agreement effective March 16, 2007. Under the terms of his separation agreement, 750,000 options vested on March 16, 2007, and all of his options are exercisable through March 16, 2008.
      (2) One-fifth of these options vested as of November 30, 2005 at an exercise price of $0.22 per share and another 240,000 vested on September 15, 2006 at an exercise price of $0.428 per share. The balance will vest in equal increments of 240,000 shares each on the second through fourth anniversaries of September 15, 2005. The exercise price of the options vesting on each of September 15, 2007, 2008 and 2009 will be the higher of (a) $0.22 per share or
(b) the average trading price of our common stock for the thirty trading days ending September 15, 2007, 2008 and September 15, 2009, respectively.

      (3) One-eighth of these options vested as of November 30, 2005 at an exercise price of $0.22 per share and another 150,000 vested on September 15, 2006, at an exercise price of $0.428 per share. The balance will vest in equal increments of 150,000 shares each on the second through seventh anniversaries of September 15, 2005. The exercise price of the options vesting on each of September 15, 2007, 2008, 2009, 2010, 2011 and 2012 will be the higher of (a)
$0.22 per share or (b) the average trading price of our common stock for the thirty trading days ending September 15, 2007, 2008, 2009, 2010, 2011 and September 15, 2012, respectively.

Equity Compensation Plan Information

The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2006.

                                               Number of
                                            Securities to be                                               Remaining Available
                                              Issued upon                   Weighted-Average               for Issuance under
                                              Exercise of                   Exercise Price of              Equity Compensation
                                              Outstanding                      Outstanding                  Plans (Excluding
                                           Options, Warrants                Options, Warrants                  Securities
                                               and Rights                      and Rights                Reflected in Column(a))
Plan Category                                     (a)                              (b)                             (c)
                                    -------------------------------     ---------------------------     ---------------------------
Equity compensation
 plans approved by
 security holders                                  None                            $    --                            --

Equity compensation
 plans not approved
 by security holders(1)                       9,030,436                            $   .23                     5,150,000

       Total (1)                              9,030,346                            $   .23                     5,150,000

----------

(1) Shareholder approval of our 2005 Stock Incentive Plan was completed as of February 15, 2006. In connection with our merger, our Board adopted our 2005 Stock Incentive Plan, and issued stock options to purchase 4,850,000 shares to our new executive officers. The vesting and exercise prices of the 4,850,000 options which we have granted to our executive officers are set forth under the section of this prospectus captioned " Executive Compensation - Outstanding Equity Awards at Fiscal Year-End." As of December 31, 2006, 5,150,000 shares remained available for grant under our 2005 Stock Incentive Plan.

      Of the 9,030,346 shares included above, (i) 4,138,678 shares may be acquired upon exercise of warrants issued to GunnAllen Financial, Inc., at exercise price of $0.22 per share, and (ii) 41,668 shares may be acquired upon exercise of warrants issued to an investor relations firm, at a weighted average price of $0.70 per share.

Employment Agreements

The employment agreement of Louis Giusto became effective as of November 30, 2005 and will terminate five years thereafter, but will be extendable for successive three one-year renewal periods at the option of Mr. Giusto and our company. Under his employment agreement, Mr. Giusto will receive a base salary at an annual rate of $230,000, which will increase a minimum of 10% per year if our operating profits have increased by at least 5% over the preceding 12-month period. Mr. Giusto will be entitled to an annual bonus to be determined by our Board of Directors but which must equal at least 50% of his annual base salary. If he is dismissed without cause, Mr. Giusto is entitled to receive salary and benefits for the period which is the greater of the remaining initial term (or renewal period, as the case may be) of his employment agreement or one year. In addition, we granted to Mr. Giusto, upon the execution of his employment agreement, options to purchase 1,200,000 shares of common stock, exercisable over a ten-year period commencing on the date of grant. See the applicable footnote under the foregoing table captioned, "Outstanding Equity Awards at Fiscal Year-End". Mr. Giusto's employment agreement also contains restrictive covenants prohibiting Mr. Giusto (i) from directly or indirectly competing with us, (ii) from soliciting any customer of our company or AIM for any competitive purposes and (iii) from employing or retaining any employee of our company or AIM or soliciting any such employee to become affiliated with any entity other than our company or AIM during the twelve-month period commencing upon the termination of his agreement.

The employment agreement of Peter D, Rettaliata became effective as of November 30, 2005, and will terminate five years thereafter, but will be extendable for successive three one-year periods unless he or our company decides not to extend the agreement. Under his employment agreement, Mr. Rettaliata will receive a base salary at an annual rate of $230,000, which will increase a minimum of 5% per year if our operating profits have increased by at least 5% over the preceding 12-month period, and such bonus compensation as the Board of Directors may determine. The terms of Mr. Rettaliata's employment agreement relating to severance upon termination without cause are the same as those provided for in Mr. Giusto's employment agreement. In addition, we granted to Mr. Rettaliata, upon the execution of his employment agreement, options to purchase 1,200,000 shares of common stock, exercisable over a ten-year period commencing on the date of grant. Please see the applicable footnote under the foregoing table captioned, "Outstanding Equity Awards at Fiscal Year-End". Mr. Rettaliata's employment agreement also contains the restrictive covenants included in Mr. Giusto's employment agreement, discussed above.

The employment agreement of Dario A. Peragallo became effective as of November 30, 2005, and will terminate five years thereafter, but will be extendable for successive three one-year periods unless he or our company decides not to extend the agreement. Under his employment agreement, Mr. Peragallo will receive a base salary at an annual rate of $230,000, which will increase a minimum of 5% per year if our operating profits have increased by at least 5% over the preceding 12-month period, and such bonus compensation as the Board of Directors may determine. The terms of Mr. Peragallo's employment agreement relating to severance upon termination without cause are the same as those provided for in Mr. Giusto's employment agreement. In addition, we granted to Mr. Peragallo, upon the execution of his employment agreement, options to purchase 1,200,000 shares of common stock, exercisable over a ten-year period commencing on the date of grant. The vesting schedule and exercise price relating to Mr. Peragallo's options are the same as those relating to Mr. Rettaliata's options set forth above. Mr. Peragallo's employment agreement also contains the restrictive covenants included in Mr. Giusto's employment agreement, discussed above.

We have agreed with GunnAllen Financial, Inc., placement agent for our private placement of series B convertible preferred stock, that during the two year period following the completion of that offering, without its prior consent we will not change or modify the employment agreements with, or grant more stock options to, Messrs. Giusto, Rettaliata and Peragallo.

In March 2007, we entered into an agreement with James A. Brown for his service as Chairman of our company. Under the agreement, we have paid Mr. Brown $15,000 and we will compensate him at a rate of $175,000 per annum until December 31, 2007, or until such date as he shall cease to serve as Chairman. In addition to his cash compensation, we issued to Mr. Brown, under a Restricted Stock Agreement, 200,000 shares of our common stock, of which 100,000 shares became vested on March 30, 2007and the second 100,000 will vest as of December 31, 2007.

Prior to March 16, 2007, we employed Michael A. Gales under an employment agreement effective November 30, 2005. We entered into a Separation Agreement and General Release with Mr. Gales, effective March 16, 2007, under which Mr. Gales resigned from his positions with our company. Under the separation agreement, our employment agreement with Mr. Gales was terminated effective March 16, 2007. In lieu of the compensation payable to Mr. Gales pursuant to his employment agreement, from March 16, 2007, to November 30, 2010, we will pay Mr. Gales $100,000 per annum; from December 1, 2010 to May 31, 2011, we will pay him $50,000. In addition, if we achieve certain agreed-upon levels of performance, he may receive up to an additional $50,000. Upon the execution of his employment agreement we granted Mr. Gales options to purchase 1,250,000 shares of our common stock, subject to an agreed upon vesting schedule and exercisable over a ten-year period commencing on the date of grant. Under the separation agreement, all unvested options held by Mr. Gales vested as of March 16, 2007, and the right to exercise all of his options will terminate as of March 16, 2008.

                 Certain Relationships and Related Transactions

      On November 30, 2005, in connection with our acquisition of Air Industries Machining, Corp. ("AIM"), our wholly-owned subsidiary, we issued our convertible promissory notes in the principal amount of $332,631 to each of Peter Rettaliata, our Chief Executive Officer and a Director, and Dario Peragallo, our Executive Vice President and a Director, convertible into shares of our common stock at the conversion price of $0.40 per share. On January 26, 2007, each of Mr. Rettaliata and Mr. Peragallo exercised their right to convert their promissory notes, including accrued interest of $27,255 into 899,716 shares of common stock. In consideration for the shares of common stock issued, all of our indebtedness under the promissory notes was cancelled. These shares of common stock were issued pursuant to an exemption under Section 4(2) under the Securities Act.

      On February 13, 2007, each of the non-management members of the Board was issued an option to purchase 100,000 shares of our common stock. The options will vest in equal thirds on March 1, 2007, 2008 and 2009 and are exercisable at a price of $0.27 per share until March 1, 2014.

      In March 2007, we entered into an agreement to compensate James Brown for his services as a member of our Board of Directors. Under the agreement, Mr. Brown has received $15,000 and will be compensated at a rate of $175,000 per annum until December 31, 2007, or until such date as he shall cease to serve as Chairman. In addition to his cash compensation, we issued to Mr. Brown 200,000 shares of our common stock pursuant to the Restricted Stock Agreement, of which 100,000 shares vested on March 30, 2007 and the second 100,000 shares will vest as of December 31, 2007.

      We entered into a Separation Agreement and General Release with Michael Gales, effective March 16, 2007, under which Mr. Gales resigned from his positions with us. Under the Separation Agreement, our employment agreement with Mr. Gales was terminated effective March 16, 2007. In lieu of the compensation payable to Mr. Gales pursuant to his employment agreement, from March 16, 2007, to November 30, 2010, we will pay Mr. Gales $100,000 per annum; from December 1, 2010 to May 31, 2011, we will pay him $50,000. In addition, if we achieve certain agreed-upon levels of performance, he may receive up to an additional $50,000. Upon the execution of his employment agreement we granted Mr. Gales options to purchase 1,250,000 shares of our common stock, subject to an agreed upon vesting schedule and exercisable over a ten-year period commencing on the date of grant. Under the separation agreement, all unvested options held by Mr. Gales vested as of March 16, 2007, and the right to exercise all of his options will terminate as of March 16, 2008.

      Stephen M. Nagler, a director of our company, is a partner in Eaton & Van Winkle LLP, our legal counsel. We paid Eaton & Van Winkle LLP $ 500,000 in 2006 and $630,000 in 2005 for legal fees and disbursements.

Transactions of Ashlin Prior to the Merger:

      In connection with our Plan of Reorganization, in January 2005, we entered into an employment agreement with James A. Brown, who was then our Chief Executive Officer, and disposed of substantially all of our assets to an entity controlled by another person who had been our former Chief Executive Officer.

      Mr. Brown received 100,000 shares, with a fair value of $7,000, as of November 2005 in connection with the merger.

Transactions Relating to Original Gales Prior to the Merger:

      In August 2005, Mr. Stephen Nagler, one of our directors and our Secretary, loaned $10,000 to Gales Industries Incorporated, a privately-owned Delaware corporation ("Original Gales"). Co-investors of Mr. Nagler loaned an additional $35,000 to Original Gales in the same financing. In connection with that financing, Original Gales issued to the investors its 12% convertible bridge notes in the aggregate principal amount of $45,000. The bridge notes were repaid with a portion of the proceeds of the offering. In connection with the financing, Original Gales issued to the investors warrants to purchase 204,547 shares of its common stock at $0.22 per share and, as a result of the merger, those warrants became warrants to purchase an equal number of shares of our common stock. The warrants allow for cashless exercise and have weighted-average anti-dilution protection with respect to the exercise price.

      Transactions Relating to Air Industries Machining Corporation Prior to the
Merger:

      Prior to its acquisition by Original Gales, AIM leased manufacturing and office space from KPK Realty Corp. which, since October, 1974, has been owned 49% by Luis Peragallo, an officer, a director and the largest shareholder of AIM prior to its acquisition by Original Gales. The annual rent under the lease was approximately $300,000, plus annual real estate taxes on the leased property. Between 1989 and 1990, AIM advanced $208,233 to KPK Realty Corp. In partial repayment of the advances from AIM, rent in the amount of $11,496 in 2005 was offset by KPK Realty Corp. from the amounts due under the lease. In addition, from 1990 to 2005, AIM was a guarantor of the mortgage (with a balance of approximately $677,000 as of September 30, 2005) on such leased property. This guaranty was terminated in connection with the real estate acquisition.

      Prior to its acquisition by Original Gales, AIM leased manufacturing space at an annual rental of approximately $82,800, plus annual real estate taxes on such property, from DPPR Realty Corp. which, since January 2003 has been 100% owned by Peter Rettaliata and Dario Peragallo. Prior to the acquisition, Messrs. Rettaliata and D. Peragallo owned an aggregate of 36.84% of AIM's outstanding capital stock. Messrs. Rettaliata and D. Peragallo were officers of AIM and are officers and directors of our company. From February 2003 to November 30, 2005, AIM was also a guarantor of the mortgage (with a balance of approximately $567,000 as of September 30, 2005) on such leased property. This guaranty was terminated in connection with the real estate acquisition.

      In June 1995, an individual who held 49% of the outstanding capital stock of AIM sold such interest to Jorge Peragallo and Peter Rettaliata for cash and a $625,000 principal amount promissory note from each of Mr. J. Peragallo and Mr. Rettaliata ($1,250,000 in the aggregate). AIM guaranteed the repayment of these promissory notes, which aggregated $1,250,000 in principal amount. These promissory notes were repaid in full in June 2005.

      Peter Rettaliata, who was an officer of AIM, advanced $5,000 to AIM during 2003 and $42,678 to AIM during 2004. Dario Peragallo, who was an officer of AIM, advanced $5,000 to AIM during 2003 and $39,334 to AIM during 2004. Luis Peragallo, who was an officer of AIM, advanced $5,000 to AIM during 2003 and $18,179 to AIM during 2004. Jorge Peragallo, who was an officer of AIM, advanced $5,000 to AIM during 2003 and $38,344 to AIM during 2004. As of September 30, 2005, AIM had received an aggregate of $363,323 in loans from its officers and was obligated to repay such amount to its officers. Such amount was repaid in connection with our acquisition of AIM. In October 2005, AIM agreed to pay an aggregate of $225,000 to its officers to enable them to pay income taxes accrued while operating AIM as a Subchapter S corporation. Such amount was paid in connection with our acquisition of AIM.

Transactions Relating to the Merger and Acquisition of AIM

      On November 30, 2005, Original Gales completed the acquisition from Messrs. Luis Peragallo, Jorge Peragallo, Peter Rettaliata and Dario Peragallo, of all of the outstanding capital stock of AIM. Original Gales had entered into a Stock Purchase Agreement with AIM and the shareholders of AIM as of July 25, 2005. The aggregate purchase price paid to the AIM shareholders consisted of (i) $3,114,296 in cash, (ii) $1,627,262 principal amount of promissory notes, payable over five years, of which $962,000 were in the form of a secured subordinated promissory note payable to Mr. Luis Peragallo and $665,262 were in the form of unsecured convertible promissory notes ($332,631 payable to Mr. Peter Rettaliata and $332,631 payable to Mr. Dario Peragallo), convertible into shares of common Stock at a price of $0.40 per share, and (iii) 490,060 shares of newly issued common stock. The 490,060 shares of common sock issued to the AIM shareholders were allocated as follows: 253,214 shares to Luis Peragallo, 118,423 shares to Peter Rettaliata and 118,423 shares to Dario Peragallo. The unsecured convertible promissory notes issued to Messrs. Rettaliata and D. Peragallo will be converted automatically into shares of our common stock upon the effectiveness of a registration statement filed under the Securities Act relating to those shares. In addition to the purchase price, Original Gales paid an aggregate of $1,053,862 in connection with the acquisition, a portion of which represented legal and accounting expenses ($300,000) incurred by AIM and its shareholders and $270,403 to enable AIM's shareholders to pay income taxes accrued prior to closing. The purchase price paid to AIM's shareholders was the result of arms' length negotiation between Original Gales and the AIM shareholders.

      Our employment agreements with Messrs. Gales, Giusto, Rettaliata and D. Peragallo became effective on November 30, 2005 and we issued stock options to them as of that date. See "Executive Compensation - Employment Agreements".

      As of November 30, 2005, Original Gales Acquisition Corp., Inc. completed the purchased from entities which are owned, in part, by affiliates of AIM (KPK Realty Corp. and DPPR Realty Corp.), for the aggregate purchase price $4,190,000, of the properties, described above, which were being leased by AIM prior to November 30, 2005 from such entities. The purchase price paid to KPK Realty Corp. was $2,690,000 and the purchase price paid to DPPR Realty Corp. was $1,500,000. Gales Industries Acquisition Corp., Inc. contemporaneously merged into AIM, with AIM being the surviving entity, so that AIM became the owner of such properties.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and beneficial owners of more than 10% of our common stock to file with the SEC reports of their holdings of, and transactions in, our common stock. Based solely upon our review of copies of such reports and written representations from reporting persons that were provided to us, we believe that our officers, directors and 10% stockholders complied with these reporting requirements with respect to 2006.

                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee assists the Board of Directors in fulfilling its responsibility to oversee management regarding:

      o the conduct and integrity of our financial reporting to any governmental or regulatory body, the public or other users thereof;

      o our systems of internal accounting and financial and disclosure controls;

o the qualifications, engagement, compensation, independence and performance of our independent auditors, their conduct of the annual audit, and their engagement for any other services;

o     our legal and regulatory compliance; and

o the preparation of the Audit Committee report required by SEC rules to be included in our annual proxy statement.

      In fulfilling its responsibilities, the Audit Committee has:

o Reviewed and discussed the audited consolidated financial statements with management;

o Discussed with our independent registered public accounting firm, Goldstein Golub Kessler LLP matters required to be discussed under Statements of Auditing Standards No. 61, Communications with Audit Committees, as amended; and Statements of Auditing Standards No. 90 Communication with Audit Committees;

o Received from our independent registered public accounting firm, Goldstein Golub Kessler LLP disclosures regarding their independence required by Independence Standards Board Standard No. 1, Independent Discussions with Audit Committees, and has discussed with Goldstein Golub Kessler LLP their independence from management and our company.

      The Audit Committee discussed our independent registered public accounting firm the overall scope and plans for the audit. The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting and internal controls.

      Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our annual report on Form 10-KSB for the year ended December 31, 2006 for filing with the SEC. The Audit Committee and the Board of Directors have also recommended, subject to stockholder approval, the selection of Goldstein Golub Kessler LLP as our independent registered public accounting firm.

      The Audit Committee held four meetings during the year ended December 31, 2006. Each member of the Committee meets the current independence and financial literacy requirements under the Sarbanes-Oxley Act and SEC rules and regulations.

Respectfully Submitted by:

MEMBERS OF THE AUDIT COMMITTEE


Ira A.Hunt, Jr. (Chairman)
Seymour Siegel
James A. Brown

Independent Registered Public Accounting Firm

      We retained Goldstein Golub Kessler LLP as our independent registered public accounting firm to audit our consolidated financial statements for the years ended December 31, 2006 and 2005. Goldstein Golub Kessler LLP has been our principal accounting firm since December 15, 2005 and also performed certain services for Gales Industries Incorporated, a privately-owned Delaware corporation, prior to November 30, 2005. Daszkal Bolton LLP was our principal accounting firm in 2004 and from January 1, 2005 to December 15, 2005.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm.

      As required by our Audit Committee charter, our Audit Committee pre-approved the engagement of Daszkal Bolton LLP and Goldstein Golub Kessler LLP for all audit and permissible non-audit services. The Audit Committee annually reviews the audit and permissible non-audit services performed by our principal accounting firm and reviews and approves the fees charged by our principal accounting firm. The Audit Committee has considered the role of Daszkal Bolton LLP and Goldstein Golub Kessler LLP in providing tax and audit services and other permissible non-audit services to us and has concluded that the provision of such services, if any, was compatible with the maintenance of such firm's independence in the conduct of its auditing functions

      During fiscal year 2006 and fiscal year 2005, the aggregate fees which we paid to or were billed by Goldstein Golub Kessler LLP for professional services, which only included audit fees, were as follows:

                                            Fiscal Year Ended December 31,

                                             2006                   2005

Audit Fees (1)                             $341,879               $220,018
Audit-Related Fees (2)                       $-0-                   $-0-
Tax Fees (3)                                 $-0-                   $-0-
All Other Fees                               $-0-                   $-0-

(1) Fees for services to perform an audit or review in accordance with generally accepted auditing standards and services that generally only our independent registered public accounting firm can reasonably provide, such as the audit of our consolidated financial statements, the review of the financial statements included in our quarterly reports on Form 10-QSB, and for services that are normally provided by independent registered public accounting firms in connection with statutory and regulatory engagements.

(2) Fees, if any, for assurance and related services that are traditionally performed by our independent registered public accounting firm, such as, audit attest services not required by statute or regulation, and consultation concerning financial accounting and reporting standards.

(3) Fees for tax compliance. Tax compliance generally involves preparation of original and amended tax returns, claims for refunds and tax payment planning services.

During fiscal year 2006 and fiscal year 2005, the aggregate fees which we paid to Daszkal Bolton LLP for professional services were as follows:

                                             Fiscal Year Ended December 31,

                                              2006                   2005

Audit Fees (1)                                $-0-                  $38,539(2)
Audit-Related Fees                            $-0-                    $-0-
Tax Fees (2)                                  $-0-                  $ 5,568
All Other Fees (3)                            $-0-                  $   720

(1) Fees for audit services include fees associated with the annual audit and the review of our quarterly reports on Form 10-QSB.

(2) Tax services consisted primarily of filing tax returns.

(3) The $720 paid to our principal accounting firm in 2005 was for its review of our bankruptcy filing and related sale of assets to determine potential tax consequences.

Changes and Disagreements with Accountants

      On December 15, 2005, we appointed the firm of Goldstein Golub Kessler LLP as our independent auditor and, as of that date, we dismissed the firm of Daszkal Bolton LLP, which had been serving as our independent auditor until that date. The change in auditors is in connection with the merger which occurred on November 30, 2005 and the resulting change in control of our company.

      During the period from January 1, 2005 to December 15, 2005, we did not have any disagreements (within the meaning of Instruction 4 of Item 304 of Regulation S-K) with Daszkal Bolton LLP as to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure and there have been no reportable events (as defined in Item 304 of Regulation S-K).

      We have not consulted with Goldstein Golub Kessler LLP regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on our financial statements during the two most recent fiscal years through the present.

      The dismissal of Daszkal Bolton LLP and the appointment of Goldstein Golub Kessler LLP as our independent auditor were approved by our Board of Directors on December 15, 2005.

                                  PROPOSAL TWO:

      RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING
                                      FIRM

      The Board and the Audit Committee have selected Goldstein Golub Kessler LLP as the independent registered public accounting firm to perform the audit of our consolidated financial statements for the year ending December 31, 2007. Goldstein Golub Kessler LLP was our independent registered public accounting firm for the year ended December 31, 2006. The firm is a registered public accounting firm with the Public Company Accounting Oversight Board (the "PCAOB"), as required by the Sarbanes-Oxley Act of 2002 and the Rules of the PCAOB.

      A representative of Goldstein Golub Kessler LLP is expected to attend the 2007 Annual Meeting. That representative will have an opportunity to make a statement at the Annual Meeting if he desires to do so and will be available to respond to appropriate stockholder questions.

      We are asking our stockholders to ratify the selection of Goldstein Golub Kessler LLP as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Goldstein Golub Kessler LLP to our stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our company and our stockholders.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE
      RATIFICATION OF THE SELECTION OF GOLDSTEIN GOLUB KESSLER LLP AS OUR
       INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING
                               DECEMBER 31, 2007.

                                 PROPOSAL THREE:

           AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO CHANGE OUR
                     CORPORATE NAME TO AIM INDUSTRIES, INC.

      On April 13, 2007, our Board of Directors approved the submission to the stockholders of an amendment to our Certificate of Incorporation changing our corporate name from Gales Industries Incorporated to Air Industries Group, Inc.

      Our Board believes that the name Air Industries Group, Inc. will provide us with greater name recognition within the defense contracting industry. The name of our principal operating subsidiary is Air Industries Machining Corp., referred to as "AIM". AIM enjoys a favorable standing in the industry and with customers within its target market. In addition, under the terms of our separation agreement with our former executive chairman and founder, Michael A. Gales, we agreed to remove his surname from our corporate name.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE
      AMENDMENT TO OUR CERTIFICATE OF INCORPORATION CHANGING OUR CORPORATE
                          NAME TO AIM INDUSTRIES, INC.

                                 PROPOSAL FOUR:

                          ADJOURNMENT OF ANNUAL MEETING

      Our Board of Directors has approved the submission to the stockholders of a proposal to adjourn the Annual Meeting in the event that there are not a sufficient number of votes at the Annual Meeting to approve Proposals 1, 2 or 3. In order to permit proxies that have been timely received to be voted for an adjournment, we are submitting this proposal as a separate matter for your consideration. If it is necessary to adjourn the Annual Meeting and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened meeting will be given to shareholders, other than an announcement made at the Annual Meeting.

          THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR
             THE APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING.

                                                                      APPENDIX A

                             AUDIT COMMITTEE CHARTER
                                       OF
                          GALES INDUSTRIES INCORPORATED

                                                                      APPENDIX B

                         COMPENSATION COMMITTEE CHARTER
                                       OF
                          GALES INDUSTRIES INCORPORATED

                       FORM OF PROXY CARD FOR COMMON STOCK

Number of Shares ___________        Mark, sign and date your proxy card and
                                    return it in the postage-paid envelope we have provided or return it to Gales
                                    Industries Corporation, c/o ______________.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    KEEP THIS PORTION
                                                                FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                                          DETACH AND RETURN THIS
                                                          PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GALES INDUSTRIES INCORPORATED

THE DIRECTORS RECOMMEND A VOTE
"FOR" ALL ITEMS.
Vote on Directors

                                        To withhold authority to vote, mark "For
                                      All Except" and write the nominee's number
                                                    on the line below.



                                      ------------------------------------------


                                                  For      Withhold      For All
                                                  All         All         Except

1. To elect as Directors of Gales Industries      |_|         |_|          |_|
   Incorporated the nominees listed below.
      James A. Brown                              |_|         |_|          |_|
      Louis A. Giusto                             |_|         |_|          |_|
      Peter D. Rettaliata                         |_|         |_|          |_|
      Dario A. Peragallo                          |_|         |_|          |_|
      Seymour G. Siegel                           |_|         |_|          |_|
      M. Gen. Ira A. Hunt, Jr. (USA Ret.)         |_|         |_|          |_|
      David J. Buonanno                           |_|         |_|          |_|

Vote on Proposals                                                                                For        Against      Abstain

2.    The ratification of the selection by the Audit Committee of the Company's
      Board of Directors of Goldstein Golub Kessler LLP as the independent
      registered public accounting firm for the year ending December 31, 2007;                    |_|         |_|          |_|

3.    Amend our Certificate of Incorporation to change our corporate name to Air
      Industries Group, Inc.                                                                      |_|         |_|          |_|

4.    Adjourn the Annual Meeting to solicit additional proxies in the event
      there are insufficient votes to approve any of the foregoing Proposals                      |_|         |_|          |_|

5. In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof

The shares represented by this
proxy when properly executed will
be voted in the manner directed
herein by the undersigned
Stockholder(s). If no direction is
made, this proxy will be voted FOR
items 1, 2, 3 and 4. If any other
matters properly come before the
meeting, the person named in this
proxy will vote in their
discretion.

------------------------------------------       -------------------------------

------------------------------------------       -------------------------------
Signature [PLEASE SIGN WITHIN BOX]    Date       Signature (Joint Owners)  Date
------------------------------------------       -------------------------------

                          Gales Industries Incorporated
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF STOCKHOLDERS
                                  June 12, 2007

      The stockholder(s) hereby appoint(s) James A. Brown and Louis A. Giusto, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all the shares of common stock of Gales Industries Incorporated that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. (Eastern Daylight Time) on June 12, 2007, at the offices of Eaton & Van Winkle LLP, 3 Park Avenue, New York, NY 10016, and any adjournment or postponement thereof.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                       USING THE ENCLOSED REPLY ENVELOPE

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE.



           FORM OF PROXY CARD FOR SERIES B CONVERTIBLE PREFERRED STOCK


                                  Mark, sign and date your proxy card and
Number of Shares ___________      return it in the postage-paid envelope we have
                                  provided or return it to Gales Industries
Number of Votes____________       Corporation, c/o ______________.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    KEEP THIS PORTION
                                                         EPICE1 FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                                          DETACH AND RETURN THIS
                                                          PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GALES INDUSTRIES INCORPORATED

THE DIRECTORS RECOMMEND A VOTE
"FOR" ALL ITEMS.
Vote on Directors

                                        To withhold authority to vote, mark "For
                                      All Except" and write the nominee's number
                                                    on the line below.



                                      ------------------------------------------


                                                  For      Withhold      For All
                                                  All         All         Except

1. To elect as Directors of Gales Industries      |_|         |_|          |_|
   Corporation the nominees listed below.
      James A. Brown                              |_|         |_|          |_|
      Louis A. Giusto                             |_|         |_|          |_|
      Peter D. Rettaliata                         |_|         |_|          |_|

      Dario A. Peragallo                          |_|         |_|          |_|
      Seymour G. Siegel                           |_|         |_|          |_|
      M. Gen. Ira A. Hunt, Jr. (USA Ret.)         |_|         |_|          |_|
      David J. Buonanno                           |_|         |_|          |_|

Vote on Proposals                                                                               For        Against      Abstain

2.    The ratification of the selection by the Audit Committee of the Company's
      Board of Directors of Goldstein Golub Kessler LLP as the independent
      registered public accounting firm for the year ending December 31, 2007;                   |_|         |_|          |_|

3.    Amend our Certificate of Incorporation to change our corporate name to Air
      Industries Group, Inc.                                                                     |_|         |_|          |_|

4.    Adjourn the Annual Meeting to solicit additional proxies in the event
      there are insufficient votes to approve any of the foregoing Proposals                     |_|         |_|          |_|

5. In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof

The shares represented by this
proxy when properly executed will
be voted in the manner directed
herein by the undersigned
Stockholder(s). If no direction is
made, this proxy will be voted FOR
items 1, 2, 3, 4 and 5. If any
other matters properly come before
the meeting, the person named in
this proxy will vote in their
discretion.

------------------------------------------       -------------------------------

------------------------------------------       -------------------------------
Signature [PLEASE SIGN WITHIN BOX]    Date       Signature (Joint Owners)  Date
------------------------------------------       -------------------------------

                          Gales Industries Incorporated
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF STOCKHOLDERS
                                  June 12, 2007

      The stockholder(s) hereby appoint(s) James A. Brown and Louis A. Giusto, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all the shares of series B convertible preferred stock of Gales Industries Incorporated that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. (Eastern Daylight Time) on June 12, 2007, at the offices of Eaton & Van Winkle LLP, 3 Park Avenue, New York, NY 10016, and any adjournment or postponement thereof.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                        USING THE ENCLOSED REPLY ENVELOPE

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE.